                     AMENDMENT TO AGREEMENT OF SALE (O&O)
                     ------------------------------

          This Amendment (this "Amendment"), to that certain Agreement of Sale, by and between the parties hereto, dated as of December __, 2000 (the "Agreement"), is made as of this ___ day of December 2000, by and between Beasley FM Acquisition Corp., a Delaware corporation (the "Seller"), and Beasley Family Towers, Inc., a Delaware corporation (the "Buyer").

                                  WITNESSETH:

          WHEREAS, Seller and Buyer entered into the Agreement whereby Buyer purchased from Seller two (2) communications tower facilities used in the operation of radio broadcast stations WAEC-AM and WWWE-AM (each a "Tower" and collectively the "Towers"), and certain personal property belonging to Seller and associated with the Towers;

          WHEREAS, Seller and Buyer desire to amend the Agreement in certain respects to clarify the nature of the assets sold pursuant to the Agreement;

          NOW, THEREFORE, in consideration of the mutual premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller, intending to be legally bound hereby, agree as follows:

          1.   Section 1(b) of the Agreement is hereby deleted.

          2.   Exhibit A of the Lease is hereby amended and restated as follows:

          All that tract or parcel of land lying and being in land lots 147 and 148 of the 15/th/ District of Dekalb County, Georgia and being more particularly described as follows:

          BEGINNING at the intersection of the northwesterly right-of-way of Fayetteville Road (35 feet from center line at the point) with the northeasterly right-of-way of Graham Circle (60' right-of-way); thence north 53 degrees 05. minutes 15 seconds west. 525.92 feet along the northeasterly right-of-way of Graham Circle to a 1/2" rebar found; thence south 34 degrees 26 minutes 07 seconds west. 50.17 feet along the northwesterly right-of-way of Graham Circle to a 1/2" rebar found on the north line of the Atlanta City limits; thence north 53 degrees 05 minutes 15 seconds west. 73.01 feet along the Atlanta City limits to a point on the easterly right-of-way of Interstate Highway 20 (right-of-way varies); thence northeasterly along the easterly right-of-way of Interstate Highway 20 the following courses and distances; north 03 degrees 15 minutes 48 seconds west. 158.30 feet to a concrete monument found; thence north 09 degrees 02 minutes 17 seconds east. 298.92 feet to a point located north 02 degrees 17 minutes 03 seconds east. 4.03 feet from a concrete monument found; thence south 77 degrees 23 minutes 44 seconds east. 17.00 feet to a concrete monument found; thence north 12 degrees 15 minutes 56 seconds east. 102.04 feet to a point located north 46 degrees 50 minutes 30 seconds west. 3.47 feet from a concrete monument found; thence north 33 degrees 43 minutes 41 seconds east. 109.15 feet to a concrete monument found; thence north 10 degrees 15 minutes 15 seconds west. 104.28 feet to a point located south 18 degrees 11 minutes 25 seconds west. 1.06 feet from a concrete monument found; thence north 01 degrees 44 minutes 47 seconds east. 81.42 feet to a point located south 87 degrees 41 minutes 52 seconds west. 1.40 feet from a concrete monument found; thence north 12 degrees 16 minutes 36 seconds east. 250.90 feet to a 1/2" rebar found; thence leaving the easterly right-of-way of interstate Highway 20 north 89 degrees 10 minutes 48 seconds east. 433.39 feet to a point in the center of Sugar Creek; thence southeasterly along the center of Sugar Creek and following the meandering thereof the following courses and distances; south 06 degrees 11 minutes 21 seconds east. 96.48 feet; thence south 10 degrees 40 minutes 57 seconds east. 52.27 feet; thence south 02 degrees 53 minutes 40 seconds east. 81.07 feet; thence south 10 degrees 44 minutes 19 seconds west.
64.81 feet; thence south 00 degrees 19 minutes 47 seconds east. 48.17 feet; thence south 08 degrees 30 minutes 22 seconds east. 55.24 feet; thence south 04 degrees 06 minutes 11 seconds east. 97.13 feet; thence south 02 degrees 20 minutes 39 seconds east. 66.88 feet; thence south 10 degrees 31 minutes 18 seconds east. 41.73 feet; thence south 15 degrees 48 minutes 56 seconds east.
65.49 feet; thence 00 degrees 17 minutes 37 seconds east. 63.36 feet; thence south 36 degrees 21 minutes 03 seconds east. 26.51 feet; thence south 75 degrees 25 minutes 50 seconds east. 70.07 feet; thence south 69 degrees 17 minutes 22 seconds east. 53.45 feet; thence south 41 degrees 24 minutes 20 seconds east.
80.72 feet to a point at the intersection of the center of Sugar Creek with the northwesterly right-of-way of Fayetteville Road (right-of-way varies); thence leaving the center of Sugar Creek and following the northwesterly right-of-way of Fayetteville Road the following courses and distances; south 41 degrees 25 minutes 01 seconds west. 67.45 feet to a concrete monument found; thence south 47 degrees 41 degrees 41 minutes 07 seconds east. 29.77 feet to a concrete monument found; thence southwesterly along the northwesterly right-of-way of Fayetteville Road and following the curvature thereof for on are distance of
221.72 feet (said are being subtended by a chord of south 36 degrees 28 minutes 57 seconds west. 221.29 feet with radius to the northwest of 1028.36 feet) to the northeasterly right-of-way of Graham Circle and the POINT OF BEGINNING. Said tract containing approximately 17.18 acres.

          Such real property shall include the transmitter building thereon.

          3. Except as expressly provided herein, the Agreement shall continue to be, and shall remain, in full force and effect. Except as expressly provided herein, this Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Agreement.

          4. For the convenience of the parties, this Amendment may be executed in one or more counterparts, each of which shall be deemed an original for all purposes.

          5. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF GEORGIA.

                            [Signature page follows]

          IN WITNESS WHEREOF, the Parties hereto, intending to be legally bound, have caused this Amendment to be duly executed on the day and year first written above.

                              SELLER:

                              BEASLEY FM ACQUISITION CORP.

                              By: _________________________________
                                  Name:  George G. Beasley
                                  Title:  Chief Executive Officer

                              BUYER:

                              BEASLEY FAMILY TOWERS, INC.

                              By: _________________________________
                                  Name:  B. Caroline Beasley
                                  Title:  Secretary

                         AMENDMENT TO LEASE AGREEMENT
                         ----------------------------

          This Amendment (this "Amendment"), to that certain Lease Agreement, by and among the parties hereto, dated as of December __, 2000 (the "Lease"), is made as of this ___ day of December 2000, by and between Beasley Family Towers, Inc., a Delaware corporation (the "Lessor"), and Beasley FM Acquisition Corp., a Delaware corporation (the "Lessee").

                                  WITNESSETH:

          WHEREAS, Lessor and Lessee entered into the Lease whereby Lessee leased from Lessor a two hundred seventy-five (275) foot communications tower facility (the "Tower"), and space in a transmitter building, each used in the operation of radio broadcast station WWWE-AM, such Tower and transmitter building space used for the purpose of Lessee's radio broadcast transmission activities;

          WHEREAS, Lessor and Lessee desire to amend the Lease in certain respects to clarify the nature of the leasehold interest in the Tower and transmitter building space obtained by Lessee pursuant to the Lease;

          NOW, THEREFORE, in consideration of the mutual premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lessor and Lessee, intending to be legally bound hereby, agree as follows:

          6. The second sentence of Section 13.01 of the Lease is hereby deleted.

          7. The last sentence of Section 14.01 of the Lease is hereby deleted.

          8. The penultimate sentence of Section 14.03 of the Lease is hereby deleted.

          9.   Exhibit B of the Lease is amended and restated as follows:

          All that tract or parcel of land lying and being in land lots 147 and 148 of the 15/th/ District of Dekalb County, Georgia and being more particularly described as follows:

          BEGINNING at the intersection of the northwesterly right-of-way of Fayetteville Road (35 feet from center line at the point) with the northeasterly right-of-way of Graham Circle (60' right-of-way); thence north 53 degrees 05. minutes 15 seconds west. 525.92 feet along the northeasterly right-of-way of Graham Circle to a 1/2" rebar found; thence south 34 degrees 26 minutes 07 seconds west. 50.17 feet along the northwesterly right-of-way of Graham Circle to a 1/2" rebar found on the north line of the Atlanta City limits; thence north 53 degrees 05 minutes 15 seconds west. 73.01 feet along the Atlanta City limits to a point on the easterly right-of-way of Interstate Highway 20 (right-of-way varies); thence northeasterly along the easterly right-of-way of Interstate Highway 20 the following courses and distances; north 03 degrees 15 minutes 48 seconds west. 158.30 feet to a concrete monument found; thence north 09 degrees 02 minutes 17 seconds east. 298.92 feet to a point located north 02 degrees 17 minutes 03 seconds east. 4.03 feet from a concrete monument found; thence south 77 degrees 23 minutes 44 seconds east. 17.00 feet to a concrete monument found; thence north 12 degrees 15 minutes 56 seconds east.

102.04 feet to a point located north 46 degrees 50 minutes 30 seconds west. 3.47 feet from a concrete monument found; thence north 33 degrees 43 minutes 41 seconds east. 109.15 feet to a concrete monument found; thence north 10 degrees 15 minutes 15 seconds west. 104.28 feet to a point located south 18 degrees 11 minutes 25 seconds west. 1.06 feet from a concrete monument found; thence north 01 degrees 44 minutes 47 seconds east. 81.42 feet to a point located south 87 degrees 41 minutes 52 seconds west. 1.40 feet from a concrete monument found; thence north 12 degrees 16 minutes 36 seconds east. 250.90 feet to a 1/2" rebar found; thence leaving the easterly right-of-way of interstate Highway 20 north 89 degrees 10 minutes 48 seconds east. 433.39 feet to a point in the center of Sugar Creek; thence southeasterly along the center of Sugar Creek and following the meandering thereof the following courses and distances; south 06 degrees 11 minutes 21 seconds east. 96.48 feet; thence south 10 degrees 40 minutes 57 seconds east. 52.27 feet; thence south 02 degrees 53 minutes 40 seconds east.
81.07 feet; thence south 10 degrees 44 minutes 19 seconds west. 64.81 feet; thence south 00 degrees 19 minutes 47 seconds east. 48.17 feet; thence south 08 degrees 30 minutes 22 seconds east. 55.24 feet; thence south 04 degrees 06 minutes 11 seconds east. 97.13 feet; thence south 02 degrees 20 minutes 39 seconds east. 66.88 feet; thence south 10 degrees 31 minutes 18 seconds east.
41.73 feet; thence south 15 degrees 48 minutes 56 seconds east. 65.49 feet; thence 00 degrees 17 minutes 37 seconds east. 63.36 feet; thence south 36 degrees 21 minutes 03 seconds east. 26.51 feet; thence south 75 degrees 25 minutes 50 seconds east. 70.07 feet; thence south 69 degrees 17 minutes 22 seconds east. 53.45 feet; thence south 41 degrees 24 minutes 20 seconds east.
80.72 feet to a point at the intersection of the center of Sugar Creek with the northwesterly right-of-way of Fayetteville Road (right-of-way varies); thence leaving the center of Sugar Creek and following the northwesterly right-of-way of Fayetteville Road the following courses and distances; south 41 degrees 25 minutes 01 seconds west. 67.45 feet to a concrete monument found; thence south 47 degrees 41 degrees 41 minutes 07 seconds east. 29.77 feet to a concrete monument found; thence southwesterly along the northwesterly right-of-way of Fayetteville Road and following the curvature thereof for on are distance of
221.72 feet (said are being subtended by a chord of south 36 degrees 28 minutes 57 seconds west. 221.29 feet with radius to the northwest of 1028.36 feet) to the northeasterly right-of-way of Graham Circle and the POINT OF BEGINNING. Said tract containing approximately 17.18 acres.

          Such real property shall include the transmitter building thereon.

          10. The following sentence is hereby added at the end of the text of Exhibit C of the Lease:

          One (1) ten (10) foot high concrete block transmitter building with a shingle roof and approximately eight hundred seventy-five (875) square feet of interior space shared by WWWE-AM and WAEC-AM. The transmitter for WWWE-AM inside the transmitter building is located approximately fifteen (15) feet to the right of the front door of the transmitter building.

          11. Except as expressly provided herein, the Lease shall continue to be, and shall remain, in full force and effect. Except as expressly provided herein, this Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Lease.

          12. For the convenience of the parties, this Amendment may be executed in one or more counterparts, each of which shall be deemed an original for all purposes.

          13. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF GEORGIA.

                            [Signature page follows]

          IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this Amendment to be duly executed on the day and year first written above.

                              LESSOR:

                              BEASLEY FAMILY TOWERS, INC.

                              BY: __________________________________
                                  Name:  B. Caroline Beasley
                                  Title:  Secretary

                              LESSEE:

                              BEASLEY FM ACQUISITION CORP.

                              BY: __________________________________
                                  Name:  George G. Beasley
                                  Title:  Chief Executive Officer

                         AMENDMENT TO LEASE AGREEMENT
                         ----------------------------

          This Amendment (this "Amendment"), to that certain Lease Agreement, by and among the parties hereto, dated as of December __, 2000 (the "Lease"), is made as of this ___ day of December 2000, by and between Beasley Family Towers, Inc., a Delaware corporation (the "Lessor"), and Beasley FM Acquisition Corp., a Delaware corporation (the "Lessee").

                                  WITNESSETH:

          WHEREAS, Lessor and Lessee entered into the Lease whereby Lessee leased from Lessor a two hundred seventy-five (275) foot communications tower facility (the "Tower"), and space in a transmitter building, each used in the operation of radio broadcast station WAEC-AM, such Tower and transmitter building space used for the purpose of Lessee's radio broadcast transmission activities;

          WHEREAS, Lessor and Lessee desire to amend the Lease in certain respects to clarify the nature of the leasehold interest in the Tower and transmitter building space obtained by Lessee pursuant to the Lease;

          NOW, THEREFORE, in consideration of the mutual premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lessor and Lessee, intending to be legally bound hereby, agree as follows:

          14. The second sentence of Section 13.01 of the Lease is hereby deleted.

          15. The last sentence of Section 14.01 of the Lease is hereby deleted.

          16. The penultimate sentence of Section 14.03 of the Lease is hereby deleted.

          17.  Exhibit B of the Lease is amended and restated as follows:

          All that tract or parcel of land lying and being in land lots 147 and 148 of the 15/th/ District of Dekalb County, Georgia and being more particularly described as follows:

          BEGINNING at the intersection of the northwesterly right-of-way of Fayetteville Road (35 feet from center line at the point) with the northeasterly right-of-way of Graham Circle (60' right-of-way); thence north 53 degrees 05. minutes 15 seconds west. 525.92 feet along the northeasterly right-of-way of Graham Circle to a 1/2" rebar found; thence south 34 degrees 26 minutes 07 seconds west. 50.17 feet along the northwesterly right-of-way of Graham Circle to a 1/2" rebar found on the north line of the Atlanta City limits; thence north 53 degrees 05 minutes 15 seconds west. 73.01 feet along the Atlanta City limits to a point on the easterly right-of-way of Interstate Highway 20 (right-of-way varies); thence northeasterly along the easterly right-of-way of Interstate Highway 20 the following courses and distances; north 03 degrees 15 minutes 48 seconds west. 158.30 feet to a concrete monument found; thence north 09 degrees 02 minutes 17 seconds east. 298.92 feet to a point located north 02 degrees 17 minutes 03 seconds east. 4.03 feet from a concrete monument found; thence south 77 degrees 23 minutes 44 seconds east. 17.00 feet to a concrete monument found; thence north 12 degrees 15 minutes 56 seconds east.

102.04 feet to a point located north 46 degrees 50 minutes 30 seconds west. 3.47 feet from a concrete monument found; thence north 33 degrees 43 minutes 41 seconds east. 109.15 feet to a concrete monument found; thence north 10 degrees 15 minutes 15 seconds west. 104.28 feet to a point located south 18 degrees 11 minutes 25 seconds west. 1.06 feet from a concrete monument found; thence north 01 degrees 44 minutes 47 seconds east. 81.42 feet to a point located south 87 degrees 41 minutes 52 seconds west. 1.40 feet from a concrete monument found; thence north 12 degrees 16 minutes 36 seconds east. 250.90 feet to a 1/2" rebar found; thence leaving the easterly right-of-way of interstate Highway 20 north 89 degrees 10 minutes 48 seconds east. 433.39 feet to a point in the center of Sugar Creek; thence southeasterly along the center of Sugar Creek and following the meandering thereof the following courses and distances; south 06 degrees 11 minutes 21 seconds east. 96.48 feet; thence south 10 degrees 40 minutes 57 seconds east. 52.27 feet; thence south 02 degrees 53 minutes 40 seconds east.
81.07 feet; thence south 10 degrees 44 minutes 19 seconds west. 64.81 feet; thence south 00 degrees 19 minutes 47 seconds east. 48.17 feet; thence south 08 degrees 30 minutes 22 seconds east. 55.24 feet; thence south 04 degrees 06 minutes 11 seconds east. 97.13 feet; thence south 02 degrees 20 minutes 39 seconds east. 66.88 feet; thence south 10 degrees 31 minutes 18 seconds east.
41.73 feet; thence south 15 degrees 48 minutes 56 seconds east. 65.49 feet; thence 00 degrees 17 minutes 37 seconds east. 63.36 feet; thence south 36 degrees 21 minutes 03 seconds east. 26.51 feet; thence south 75 degrees 25 minutes 50 seconds east. 70.07 feet; thence south 69 degrees 17 minutes 22 seconds east. 53.45 feet; thence south 41 degrees 24 minutes 20 seconds east.
80.72 feet to a point at the intersection of the center of Sugar Creek with the northwesterly right-of-way of Fayetteville Road (right-of-way varies); thence leaving the center of Sugar Creek and following the northwesterly right-of-way of Fayetteville Road the following courses and distances; south 41 degrees 25 minutes 01 seconds west. 67.45 feet to a concrete monument found; thence south 47 degrees 41 degrees 41 minutes 07 seconds east. 29.77 feet to a concrete monument found; thence southwesterly along the northwesterly right-of-way of Fayetteville Road and following the curvature thereof for on are distance of
221.72 feet (said are being subtended by a chord of south 36 degrees 28 minutes 57 seconds west. 221.29 feet with radius to the northwest of 1028.36 feet) to the northeasterly right-of-way of Graham Circle and the POINT OF BEGINNING. Said tract containing approximately 17.18 acres.

          Such real property shall include the transmitter building thereon.

          18. The text of Exhibit C of the Lease is amended and restated as follows:

          One (1) ten (10) foot high concrete block transmitter building with a shingle roof and approximately eight hundred seventy-five (875) square feet of interior space shared by WAEC-AM and WWWE-AM. WAEC's main transmitter inside the transmitter building is located approximately ten (10) feet to the right of the front door of the transmitter building. WAEC also maintains an auxiliary transmitter inside the transmitter building approximately fifteen (15) feet directly north of the front door.

          19. Except as expressly provided herein, the Lease shall continue to be, and shall remain, in full force and effect. Except as expressly provided herein, this Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Lease.

          20. For the convenience of the parties, this Amendment may be executed in one or more counterparts, each of which shall be deemed an original for all purposes.

          21. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF GEORGIA.

                            [Signature page follows]

          IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this Amendment to be duly executed on the day and year first written above.

                              LESSOR:

                              BEASLEY FAMILY TOWERS, INC.

                              BY: ___________________________________
                                  Name:  B. Caroline Beasley
                                  Title: Secretary

                              LESSEE:

                              BEASLEY FM ACQUISITION CORP.

                              BY: ___________________________________

                                  Name:  George G. Beasley
                                  Title: Chief Executive Officer